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                                                                   Exhibit 10.39

                        TERMS AND CONDITIONS OF THE NOTES

The issue of US$[5,500,000/3,500,000/3,500,000/2,500,000/2,500,000] in aggregate principal amount of 5 per cent. series [1/2/3/4/5] notes due 2009 (the "SERIES [1/2/3/4/5] NOTES") of COMBINATORX (SINGAPORE) PTE LTD (the "ISSUER") was authorised by a resolution of the Board of Directors of the Issuer passed on [ ] and approved by the shareholders of the Issuer by way of shareholders' resolutions in written form dated [ ]. The Series [1/2/3/4/5] Notes are issued pursuant to a Subscription and Shareholders Agreement (the "SSA") dated August [__], 2005 made between the Issuer, CombinatoRx Incorporated ("CRX US") and BIOMEDICAL SCIENCES INVESTMENT FUND PTE LTD ("BMSIF") as subscriber.

1.     STATUS

       The Series [1/2/3/4/5] Notes constitute direct, unsubordinated and unconditional obligations of the Issuer and the Series [1/2/3/4/5] Notes, together with the US$[3,500,000/3,500,000/2,500,000/2,500,000/5,500,000]
       5 per cent. series [2/3/4/5/1] notes due 2009 ("SERIES 2/3/4/5/1 NOTES"), the US$[3,500,000/2,500,000/2,500,000/5,500,000/3,500,000] 5 per cent.
       series [3/4/5/1/2] notes due 2009 ("SERIES 3/4/5/1/2 NOTES"), the
       US$[2,500,000/2,500,000/5,500,000/3,500,000/3,500,000] 5 per cent. series
       [4/5/1/2/3] notes due 2009 ("SERIES 4/5/1/2/3 NOTES") and the
       US$[2,500,000/5,500,000/3,500,000/3,500,000/2,500,000] 5 per cent. series
       [5/1/2/3/4] notes due 2009 ("SERIES 5/1/2/3/4 NOTES") [OF THE ISSUER]/[TO BE ISSUED BY ISSUER], are or will be secured by a debenture creating a first fixed and first floating charge over certain assets of the Issuer (the "DEBENTURE") executed by the Issuer in favour of BMSIF as subscriber and shall at all times rank PARI PASSU and without any preference or priority among themselves. The payment obligations of the Issuer under the Series [1/2/3/4/5] Notes shall, save for such exceptions as may be provided by mandatory provisions of applicable law, at all times rank at least equally with all of its other present and future direct, unsubordinated, unconditional and unsecured obligations. The Issuer shall not issue any future debt with a higher preference or priority to that of the Series [1/2/3/4/5] Notes.

2.     FORM AND TITLE

       2.1    FORM

              The Series [1/2/3/4/5] Notes are issued in registered form. A Note certificate (a "CERTIFICATE") will be issued to the holder of the Series [1/2/3/4/5] Notes. Each Certificate will be numbered serially with an identifying number which will be recorded on the relevant Certificate and in the register of Noteholders which will be kept by the Issuer.

       2.2    TITLE

              Title to the Series [1/2/3/4/5] Notes passes only by transfer and registration in the register of Noteholders as described in Condition 3. The holder of the Series [1/2/3/4/5] Notes will (except as otherwise required by law) be treated as its

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              absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person will be liable for so treating the holder. In these Terms and Conditions (these "CONDITIONS") "NOTEHOLDER" and (in relation to a Note) "HOLDER" mean the person in whose name the Series [1/2/3/4/5] Notes are registered.

3.     TRANSFERS OF SERIES [1/2/3/4/5] NOTES; ISSUE OF CERTIFICATES

       3.1    REGISTER

              The Issuer will cause to be kept at its registered office a register on which shall be entered the names and addresses of the holders of the Series [1/2/3/4/5] Notes and the particulars of the Series [1/2/3/4/5] Notes held by each Noteholder and of all transfers of the Series [1/2/3/4/5] Notes (the "REGISTER"). Each Noteholder shall be entitled to receive only one Certificate in respect of its entire holding.

       3.2    TRANSFERS

              No Noteholder shall transfer all or any part of the Series [1/2/3/4/5] Notes held by it, save in accordance with the provisions of Section 12 of the SSA.

              Any transfer of the Series [1/2/3/4/5] Notes (or part thereof) in compliance with Section 12 of the SSA shall be effected by delivery of the Certificate, with the form of transfer attached thereto duly completed and signed by the holder or its attorney duly authorised in writing, to the registered office of the Issuer Provided Always that (i) no transfer of title to the Series [1/2/3/4/5] Notes will be valid unless and until entered on the Register; and (ii) no transfer of title to the Series [1/2/3/4/5] Notes shall be made pursuant to any circumstances in which an offer or sale, or invitation for purchase, of the Series [1/2/3/4/5] Notes is made to the public in Singapore. Upon the transfer of the Series [1/2/3/4/5] Notes, the Issuer shall execute all documents and do all things necessary to extend the benefit of the Debenture to the transferee of such Series [1/2/3/4/5] Notes.

       3.3    DELIVERY OF NEW CERTIFICATES

              3.3.1 Each new Certificate to be issued upon a transfer of the Series [1/2/3/4/5] Notes will, within seven business days of receipt by the Issuer of the form of transfer duly completed and signed, be made available for collection at the registered office of the Issuer or, if so requested in the form of transfer, be mailed by uninsured mail at the risk of the holder entitled to the Series [1/2/3/4/5] Notes (but free of charge to the holder) to the address specified in the form of transfer.

              3.3.2 For the purposes of these Conditions, "BUSINESS DAY" shall mean a day other than Saturdays, Sundays or public holidays on which commercial banks are open for business in Singapore.

       3.4    FORMALITIES FREE OF CHARGE

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              Registration of a transfer of Series [1/2/3/4/5] Notes will be effected without charge by or on behalf of the Issuer.

4.     NEGATIVE PLEDGE

       So long as any of the Series [1/2/3/4/5] Notes has not been redeemed in accordance with these Conditions, the Issuer shall not create or permit to subsist any mortgage, charge, pledge, lien or other form of encumbrance or security interest upon the Issuer's Intellectual Property Rights save for the security created by or permitted by the Debenture, without the prior written consent of the Noteholder, which consent shall not be unreasonably withheld.

       For the purposes of these Conditions, "INTELLECTUAL PROPERTY RIGHTS" shall mean:

       1) Any and all copyrights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held by the Issuer);

       2) Any and all trade secrets and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held by the Issuer;

       3) Any and all design rights that may be available to the Issuer now or hereafter existing, created, acquired or held;

       4) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including the patents and patent applications of the Issuer; and

       5) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Issuer connected with and symbolized by such trademarks.

5.     INTEREST

       5.1 The Series [1/2/3/4/5] Notes shall bear interest at a PER ANNUM rate (based on a year of twelve 30 day months) of 5 per cent. on the principal amount of the Series [1/2/3/4/5] Notes, from the Issue Date up to and including the Maturity Date, which shall be compounded and accumulated and payable on the Maturity Date, unless the Series [1/2/3/4/5] Notes are redeemed by the Issuer before the Maturity Date pursuant to Condition 7.3. Notwithstanding the foregoing, such interest rate shall not exceed the highest rate permitted by applicable law to be charged on commercial loans. For the purposes of these Conditions, "ISSUE DATE" shall mean the relevant Note Closing Date in respect of the Series [1/2/3/4/5] Notes, as defined in the SSA.

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       5.2    Commencing upon the occurrence of an Event of Default (as defined in the SSA) of CRx US or the Issuer pursuant to Section 15.2.1 of the SSA, the PER ANNUM rate of interest (based on a year of twelve 30 day months) applicable to each Series [1/2/3/4/5] Note shall be ten per cent. (the "DEFAULT INTEREST RATE"), which shall accrue from the date of issuance for each Series [1/2/3/4/5] Note until payment is made in full and shall be compounded annually. Notwithstanding the foregoing, the Default Interest Rate shall not exceed the highest rate permitted by applicable law to be charged on commercial loans.

6.     PAYMENTS

       6.1    PRINCIPAL AND INTEREST

              Subject to the provisions of Condition 7.2, payment of principal and interest will be made by transfer to the registered account of the Noteholder. Payment of principal is only required to be made after surrender of the relevant Certificate at the registered office of the Issuer.

       6.2    REGISTERED ACCOUNTS

              For the purposes of this Condition 6, a Noteholder's registered account means the Singapore dollar account maintained by or on behalf of it, details of which shall be furnished to the Issuer by the Noteholder on or before the close of business on the second business day before the due date for payment.

       6.3    FISCAL LAWS

              All payments are subject in all cases to any applicable laws and regulations. No commissions or expenses shall be charged to the Noteholder in respect of such payments.

       6.4    PAYMENT INITIATION

              Where payment is to be made by transfer to a registered account, payment instructions (for value on the due date or, if that is not a business day, for value on the first following day which is a business day) will be initiated on the due date for payment (or, if it is not a business day, the immediately following business day).

       6.5    ANNOTATION OF REGISTER

              If an amount which is due on the Series [1/2/3/4/5] Notes is not paid in full, the Issuer will annotate the Register with a record of the amount (if any) in fact paid.

7.     REDEMPTION, PURCHASE AND CANCELLATION

       7.1    MATURITY

              Unless previously redeemed as provided herein and subject to these Conditions, the Issuer will redeem each Series [1/2/3/4/5] Note at 100 per cent. of its principal amount together with interest accrued thereon on the Maturity Date. The Noteholder is therefore entitled to receive from the Issuer on the Maturity Date, the unpaid principal amount (excluding interest) of the Series [1/2/3/4/5] Notes

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              outstanding as at the Maturity Date (the "OUTSTANDING PRINCIPAL
              BALANCE") in cash, together with all interest accrued thereon.

              For the purposes of these Conditions, the term "MATURITY DATE" shall mean 31 December 2009.

       7.2    PAYMENT ON MATURITY / REDEMPTION

              7.2.1 The Issuer shall discharge its payment obligations pursuant to Condition 7.1 wholly in cash, provided however that if the Noteholder is BMSIF or its Affiliate (as defined in the SSA), the Noteholder may elect for the Issuer to discharge its obligations to pay to the Noteholder the Outstanding Principal Balance either:

                     (i) wholly in cash, together with all interest accrued thereon; or

                     (ii) by such other mode of payment which the Noteholder may elect pursuant to its rights under Clause 3.1 of the Swap-Up Agreement dated August [__], 2005 made between the Issuer, CRx US and BMSIF (the "SUA"); or

                     (iii) partly in cash (together with all interests accrued on the relevant portion of the Outstanding Principle Balance that the Noteholder elects to be paid in cash), with the remainder of the Outstanding Principle Balance to be satisfied by such other mode of payment referred to in paragraph (ii) above.

                     For the avoidance of doubt, where the Noteholder has given a notice to the Issuer declaring the Series [1/2/3/4/5] Notes to be immediately due and payable pursuant to Condition 8, the provisions of this Condition 7 shall not apply to any payment due to the Noteholder on the Series [1/2/3/4/5] Notes.

              7.2.2 Six months prior to the Maturity Date, the Noteholder (being BMSIF or its Affiliate) shall communicate to the Issuer its projected intent regarding the manner in which the Issuer shall discharge its payment obligations pursuant to Condition 7.1, such expression to be a non-binding, good faith estimate of the method of discharging such payment. The Issuer and the Noteholder shall then maintain communications during the following 120 days, during which the Noteholder agrees to notify the Issuer of any material changes to its projected intent. No later than 60 days prior to the Maturity Date, the Noteholder shall exercise its election as to the manner in which the Issuer shall discharge its payment obligations to the Noteholder pursuant to Condition 7.1 by way of the giving to the Issuer of a notice in writing (the "FIRST ELECTION NOTICE") in substantially the form set out in Schedule 1.

                     The First Election Notice shall set out the amount of the Outstanding Principal Balance payable to the Noteholder and the manner in which

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                     such amount is to be paid in accordance with Condition
                     7.2.1. In the event that the Noteholder wishes to elect for the Issuer to discharge its payment obligations in the manner set out in Condition 7.2.1(iii), the First Election Notice shall also specify the mode of payment with respect to the relevant portion of the Outstanding Principle Balance which the Noteholder elects pursuant to its rights under Clause 3.1 of the SUA.

              7.2.3 If the Issuer discharges its payment obligations pursuant to Condition 7.1 in the manner set out in Condition 7.2.1(ii) or (iii), the Issuer and the Noteholder agree that upon the due performance by the Issuer of its obligations under the SUA pursuant to the exercise by the Noteholder of its rights under Clause 3.1 of the SUA, such performance shall constitute full satisfaction of the relevant proportion of the Issuer's payment obligations to the Noteholder under this Condition 7.2 with respect to the relevant proportion of the Outstanding Principle Balance.

              7.2.4 In the event the Noteholder does not exercise a First Election Notice to the Issuer pursuant to Condition 7.2.2 above, the Noteholder shall be deemed to have elected for the Issuer to pay to the Noteholder the Outstanding Principle Balance wholly in cash.

       7.3    EARLY REDEMPTION/PREPAYMENT

              7.3.1 The Issuer shall have the right to redeem in cash (or such other consideration as the Issuer and the Noteholder may, in their sole respective discretion, agree) the Series [1/2/3/4/5] Notes in full or in part during the period after the Initial Closing (as defined in the SSA) and before the Maturity Date, provided an irrevocable notice in writing (the "PREPAYMENT NOTICE") is delivered by the Issuer to the Noteholder no later than 40 days, and no earlier than 180 days prior to the proposed date of pre-payment (the "PREPAYMENT DATE").

              7.3.2  The Prepayment Notice shall specify:

                     (i)       the Note(s) to be prepaid;

                     (ii) the portion of the Outstanding Principal Balance of such Notes to be prepaid (the "OUTSTANDING PRINCIPAL BALANCE TO BE PREPAID");

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                     (iii)     the resulting amount which shall equal, with
                               respect to any Outstanding Principal Balance To Be Prepaid, the sum of (i) such Outstanding Principal Balance To Be Prepaid multiplied by
                               1.25 and (ii) the accrued interest with respect to such Outstanding Principal Balance To Be Prepaid); and

                     (iv)      the Prepayment Date.

              7.3.3 The Issuer shall discharge its payment obligations pursuant to Condition 7.3.1 by paying the Noteholder the amount specified in Condition 7.3.2(iii) wholly in cash (or such other consideration as the Issuer and the Noteholder may, in their sole discretion, agree), unless, provided the Noteholder is BMSIF or its Affiliate, the Noteholder elects for the Issuer to discharge such payment obligations either:

                     (i) by such other mode of payment which the Noteholder may elect pursuant to its rights under Clause 3.2 of the SUA; or

                     (ii) partly in cash (in which case the Issuer shall pay to the Noteholder 125% of such portion of the principal amount of the Outstanding Principle Balance To Be Prepaid together with accrued but unpaid interest on such principal amount) and the remainder of the Outstanding Principle Balance To Be Prepaid by such other mode of payment referred to in paragraph (i) above.

              7.3.4 Upon the receipt by the Noteholder of a Prepayment Notice and if the Noteholder (being BMSIF or its Affiliate) wishes to elect for the Issuer to discharge its payment obligations pursuant to Condition 7.3.1 in the manner set out in Condition 7.3.3(i) or 7.3.3(ii), the Noteholder shall be entitled, on any day at least 20 days before the Prepayment Date, to so elect by giving the First Election Notice to the Issuer.

                     The First Election Notice shall set out the amount of the Outstanding Principal Balance To Be Prepaid payable to the Noteholder and the manner in which such amount is to be paid in accordance with Condition 7.3.3. In the event that the Noteholder wishes to elect for the Issuer to discharge its payment obligations in the manner set out in Condition 7.3.3(ii), the First Election Notice shall also specify the mode of payment with respect to the relevant portion of the Outstanding Principal Balance To Be Prepaid which the Noteholder elects pursuant to its rights under Clause 3.2 of the SUA.

              7.3.5 If the Issuer discharges its payment obligations pursuant to Condition 7.3.1 in the manner set out in Condition 7.3.3(i) or 7.3.3(ii), the Issuer and the Noteholder agree that upon the due performance by

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                     the Issuer of its obligations under the SUA pursuant to the exercise by the Noteholder of its rights under Clause 3.2 of the SUA, such performance shall constitute full satisfaction of the relevant proportion of the Issuer's payment obligations to the Noteholder under this Condition
                     7.3 with respect to the relevant proportion of the Outstanding Principle Balance To Be Prepaid.

       7.4    CANCELLATION

              All Series [1/2/3/4/5] Notes which are redeemed by the Issuer or exchanged into shares in CRx US pursuant to the SUA, will forthwith be cancelled. Certificates in respect of all Series [1/2/3/4/5] Notes cancelled shall be destroyed by the Issuer and such Series [1/2/3/4/5] Notes may not be reissued or resold.

8.     EVENTS OF DEFAULT

       8.1 In the event of an Event of Default of CRx US or the Issuer pursuant to Section 15.2.1 of the SSA, then the outstanding balance on the Series [1/2/3/4/5] Notes (together with any accrued and unpaid interest on such Notes from the date of issuance to the relevant Default Date, such interest accruing at the Default Interest Rate) (the "DEFAULT AMOUNT") shall, at the option of the Noteholder, become immediately due and payable to the Noteholder in full in cash, subject to Condition 8.2.

       8.2 If the Noteholder is BMSIF or its Affiliate, the Noteholder may, in lieu of receiving payment of the Default Amount wholly in cash, elect for the Issuer to discharge its obligations to pay the Default Amount:

              8.2.1 by such other mode of payment which the Noteholder may elect pursuant to its rights under Clause 4.2.2 of the SUA; or

              8.2.2 partly in cash and the remainder by such other mode of payment referred to in paragraph 8.2.1 above.

       8.3 Any election by the Noteholder (being BMSIF or its Affiliate) as to the manner in which the Issuer discharges its payment obligations to the Noteholder pursuant to Condition 8.2 above shall be exercised by way of the giving by the Noteholder of a notice in writing (the "SECOND ELECTION NOTICE") in substantially the form set out in Schedule 2 to the Issuer not later than 30 days after the Default Date.

              The Second Election Notice shall set out the amount of the Default Amount payable to the Noteholder and the manner in which such amount is to be paid in accordance with Condition 8.2. In the event that the Noteholder wishes to elect for the Issuer to discharge its payment obligations in the manner set out in Condition 8.2.2, the Second Election Notice shall also specify the mode of payment with respect to the relevant portion of the Default Amount which the Noteholder elects pursuant to its rights under Clause 4.2.2 of the SUA.

       8.4 If the Issuer discharges its payment obligations pursuant to Condition 8.1 in the manner set out in Condition 8.2.1 or 8.2.2, the Issuer and the Noteholder agree

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              that upon the due performance by the Issuer of its obligations under the SUA pursuant to the exercise by the Noteholder of its rights under Clause 4.2.2 of the SUA, such performance shall constitute full satisfaction of the relevant proportion of the Issuer's payment obligations to the Noteholder under this Condition 8 with respect to the relevant proportion of the Default Amount.

9.     ENFORCEMENT

       At any time after the Series [1/2/3/4/5] Notes have become due and repayable pursuant to these Conditions and the Issuer has failed to comply with its obligations under these Conditions, each Noteholder may, at its discretion and without further notice, take such proceedings against the Issuer as it may think fit to enforce repayment of the Series [1/2/3/4/5] Notes and to enforce the provisions of these Conditions and the Debenture.

10.    REPLACEMENT OF CERTIFICATES

       If any Certificate is mutilated, defaced, destroyed, stolen or lost, it may be replaced at the registered office of the Issuer upon payment by the claimant of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Certificates must be surrendered before replacements will be issued.

11.    NOTICES

       All notices to Noteholders shall be validly given if mailed to them at their respective addresses in the register of Noteholders maintained by the Issuer. Any such notice shall be deemed to have been given on the second day after being so mailed.

12.    CONTRACTS (RIGHTS OF THIRD PARTIES), CHAPTER 53B

       No person other than a Noteholder shall have any right to enforce any term or condition of the Series [1/2/3/4/5] Notes or these Conditions under the Contracts (Rights of Third Parties) Act Chapter 53B.

13.    GOVERNING LAW

       The Series [1/2/3/4/5] Notes are governed by, and shall be construed in accordance with, the laws of Singapore.